Pioneering mRNA Cell Therapy for Autoimmunity May 2026

Disclosures For the purposes of this notice, the “presentation” that follows shall mean and include the slides that follow, the oral presentation of the slides by members of management of Cartesian Therapeutics, Inc. (the “Company”) or any person on their behalf, any question-and-answer session that follows such oral presentation, hard copies of this document and any materials distributed at, or in connection with, such oral presentation. Information in this presentation (including market data and statistical information) has been obtained from various sources (including third-party sources) and the Company does not guarantee the accuracy or completeness of such information. All projections, valuations and statistical analyses are provided for informational purposes only. They may be based on subjective assessments and assumptions and may use one among many alternative methodologies that produce different results and, to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance, and you are cautioned not to give undue weight to them. The Company’s product candidates are investigational clinical product candidates currently under clinical evaluation and study. The Company’s product candidates have not been approved for use by the U.S. Food and Drug Administration ("FDA"). Any reference to the Company’s product candidates’ potential benefits, safety, or efficacy is based on observations from ongoing clinical research and should not be interpreted as definitive clinical evidence. Use or discussion of the Company’s product candidates is limited to the context of clinical research and free scientific exchange of information and is not intended for the general public, as medical advice, nor as any suggestion or indication that the Company’s product candidates have been found by the FDA to be safe or effective or approved for use outside of clinical trials. Forward-looking Statements Any statements in this presentation about the future expectations, plans and prospects of the Company, including without limitation, statements about the Company’s expected cash resources and cash runway, statements regarding the ability of the Company’s product candidates to be administered in an outpatient setting or without the need for preconditioning lymphodepleting chemotherapy, the potential of the Company’s product candidates to treat myasthenia gravis, juvenile myasthenia gravis, myositis, juvenile systemic lupus erythematosus, juvenile dermatomyositis, or any other disease, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the anticipated timing or the outcome of the FDA’s review of the Company’s regulatory filings, including the number of trials that may be necessary in order to obtain marketing approval, the Company’s ability to conduct its clinical trials and preclinical studies, the timing or making of any regulatory filings, estimates regarding potential market sizes for the Company's product candidates, the anticipated timing or outcome of selection of developmental product candidates, the novelty of treatment paradigms that the Company is able to develop, the potential of any therapies developed by the Company to fulfill unmet medical needs, enrollment in the Company’s clinical trials, expectations regarding manufacturing and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial, whether results of early clinical trials will be indicative of the results of later clinical trials and whether results observed in certain patient subgroups will be indicative of the results in such subgroups in later clinical trials or are reflective of a product candidate's overall characteristics, the ability to predict results of studies performed on human beings based on results of studies performed on non-human subjects, the unproven approach of the Company’s technology, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, political uncertainty, the Company’s reliance on third parties to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows, substantial fluctuation in the price of the Company’s common stock, risks related to geopolitical conflicts and pandemics and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this presentation, except as required by law. Forward-looking statements 2 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Executive summary

Cartesian's lead asset, Descartes-08, **delivers deep and durable responses in MG through 12 months** following a single course of therapy—administered outpatient without lymphodepletion—positioning it to transform the current treatment landscape.

The Phase 3 AURORA trial positions Descartes-08 to capture a **$1B+ market opportunity in MG***, with **Phase 3 data expected in 1Q27 and BLA filing in mid-2027**

Phase 2 TRITON trial in myositis initiated, positioning Descartes-08 to address **a multi-billion dollar market opportunity** due to the significant unmet need, with **data expected in 1H27**

Data from the Phase 1/2 HELIOS trial in pediatric autoimmune diseases, including JDM, **expected in 4Q26**

US-based in-house manufacturing supports commercial readiness for MG launch with potential biologic-like margins and full supply chain control – ongoing process optimization creates opportunity for further margin expansion.

Cash runway into 2028

MG, myasthenia gravis
JDM, juvenile dermatomyositis

*Internal company projections

3 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Late-stage clinical company pioneering mRNA cell therapy specifically designed to expand the reach of cell therapy to autoimmunity

- mRNA cell therapy designed to be dosed reliably and safely in an ***outpatient setting without lymphodepletion***
- Descartes-08: Investigational mRNA CAR T-cell (CAR-T) with ***deep and durable responses through 12 months*** observed in randomized, double-blind, placebo-controlled Phase 2b trial in patients with myasthenia gravis (MG)
- ***US-based in-house manufacturing*** supports commercial readiness with potential for biologic-like margins

RECENT AND PLANNED ACTIVITY

DESCARTES-08

- **Phase 3 AURORA trial data expected in 1Q27;** positions Descartes-08 to potentially access $1B+[1] market opportunity in MG
- **Phase 2 TRITON trial in myositis data expected in 1H27;** positions Descartes-08 to address a multi-billion dollar market opportunity due to significant unmet medical need[2]
- **Data from Phase 1/2 HELIOS pediatric trial** in children and young adults with autoimmune diseases, including JDM, **expected in 4Q26**

CASH RESOURCES

- ***Strong balance sheet with approximately $120 million****
- Secured up to $150 million of non-dilutive financing from K2 HealthVentures; funding of $50 million from initial tranche received in May 2026
- Expected to support planned operations into 2028

*As of March 31, 2026; includes cash, cash equivalents and restricted cash; excludes cash obtained or committed through non-dilutive financing deal with K2 HealthVentures

SLE, Systemic Lupus Erythematosus
CAR, Chimeric antigen receptor

1. Internal company projections
2. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020; OCTAGAM efficacy data

4 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY5 Cartesian’s mRNA approach is designed to expand the reach of potent cell therapy products to address autoimmunity No Lymphodepletion No associated cytopenia, secondary malignancies, or other chemotherapy toxicities Administered Outpatient Convenient dosing schedule Delivered at Therapeutic Levels Administered at therapeutic doses without uncontrollable proliferation Transient Cell Modification Does not carry risk of genomic integration

Asset Indications Discovery/Preclinical Phase 1 Phase 2 Phase 3 Descartes-08 Autologous mRNA CAR-T Myasthenia Gravis Myositis (Dermatomyositis & Antisynthetase Syndrome) Juvenile Dermatomyositis Wholly-owned pipeline targets autoimmune disease 6 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Descartes-08 is an mRNA CAR T-cell therapy in clinical development for autoimmune disease

Engineered by transfection of autologous CD8+ T cells with mRNA encoding anti-BCMA CAR

Typical lot **processed for infusion within as little as ~3 weeks**

Granted **U.S. FDA orphan and RMAT designations** for generalized myasthenia gravis, and **RPDD** for juvenile dermatomyositis


Activated
B cell
Autoreactive
Plasma cell
Neuromuscular
junction

RMAT, Regenerative Medicine Advanced Therapy
RPDD, Rare Pediatric Disease Designation

FDA, U.S. Food and Drug Administration
BCMA, B-cell maturation antigen

7 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

8 Descartes-08 in Myasthenia Gravis PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Myasthenia gravis is a rare, progressive autoimmune disease with significant unmet need

106,000+

Patients in the U.S.[1]

Characterized by debilitating fatigue and muscle weakness

Limbs

Respiratory

Ocular

Facial

Current treatments require chronic or frequent administration and have limited durability

Significant Unmet Need Remains

- **Highly heterogenous disease biology** makes a standardized treatment approach ineffective[2]
- **Limited durability from current therapies** requires patients to rely on chronic immunosuppression and dosing[3]
- **Suboptimal depth and durability of response** leaves white space for long-lasting remission[3]
- Achievement of **minimal symptom expression over time remains a key treatment goal** for physicians[4]

1. Rodrigues et al. 2023
2. DOI: 10.1080/1744666X.2021.1936500
3. VYVGART label
4. Company neurologist ad-board

9 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

10 AURORA: Randomized double-blind, placebo-controlled Phase 3 trial of Descartes-08 in AChR Ab+ gMG with data expected in 1Q27 WK1 Masked Dosing Six weekly doses of Descartes-08 or placebo PRIMARY ENDPOINT • Proportion of participants with MG-ADL improvement of ≥3 points at Month 4, relative to placebo • Proportion of participants with MGC improvement of ≥4 points at Month 4 WK6 WK8 WK12 WK16 Masked Follow-Up Month 1, Month 2, Month 3, Month 4 Primary Endpoint Assessment Optional Descartes-08 infusions Follow-Up Month 5, Month 6, Month 9, Month 12 Follow-Up Month 5, Month 6, Month 9, Month 12Descartes-08 Placebo ~100 Participants 1:1 INCLUSION CRITERIA • AChR Ab+ • MGFA Class II-IV • MG-ADL ≥6 • On stable doses of immunosuppressants Single infusion MG-ADL, Myasthenia Gravis Activities of Daily Living scale gMG, Generalized myasthenia gravis MGFA, Myasthenia Gravis Foundation of America MGC, Myasthenia Gravis Composite MG QMG, Quantitative MG Scores MG QoL 15R, MG Quality of Life 15-revised AChR Ab+, Acetylcholine receptor autoantibody positive KEY SECONDARY ENDPOINTS • MG-ADL and MGC change from baseline to Month 4 • Quantify clinical effect of Descartes-08 over 1 year PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY I :x:. :. .................. , I C . . . . : ................... aurora TRIAL

Deepening responses observed in participants treated with Descartes-08 11 • Average MG-ADL reduction of 5.5 (±1.1) points at Month 4, maintained through Month 12 (4.8±1.4) • Average QMG reduction of 4.8 (±1.7) points at Month 4, deepened through Month 12 (6.0±2.1) • 83% of participants reaching Month 12 maintained clinically meaningful response Primary Efficacy Dataset Month 3 (n=15), Month 4 to Month 12 (n=12*) *Three participants lost to follow-up Descartes-08 Placebo Clinically meaningful decrease Clinically meaningful decrease PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY 33% of participants achieved minimum symptom expression at Month 6 and maintained it through Month 12 D1M1M2M3M4 M6 M9 M12 0 -1 Q) L.. 8 -2 .............................................................................................. . en .....I 0 <( -3 I (9 ~ -4 -5 -6 ■ ■ D1 M1 M2 M3 M4 -1 Q) -2 L.. 0 (.) M6 M9 M12 (/') -3 ..................................................................................................... .. (9 ~ 0 -4 -5 -6

Deep responses observed in participants with no prior exposure to complement or FcRn inhibitors 12 • Average MG-ADL reduction of 6.6 (±1.5) points at Month 4, maintained through Month 12 (7.1±1.9) • Average QMG reduction of 6.0 (±2.3) points at Month 4, deepened through Month 12 (9.4±2.3) • 100% of participants maintained clinically meaningful response at Month 12 Primary Efficacy Dataset (No Prior Biologics) Month 3 (n=9), Month 4 (n=7*), Month 6 (n=7), Month 9 (n=7), Month 12 (n=7) *Two participants lost to follow-up Descartes-08 Clinically meaningful decrease Clinically meaningful decrease 57% of participants achieved minimum symptom expression at Month 6 and maintained it through Month 12 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY D1M1M2M3M4 M6 M9 M12 0 Q) -2 ..... ........ .. .... .. .... .. .... ... ..... ............... .. .... .. ..... ...... .. ... .. .... .. .... .. .... . ~ 0 (.) Cl) _J ~ -4 I (9 ~ -6 -8 ■ D1 M M2 M3 M4 M6 M9 M12 0 -2 ~ 0 -4 (.) Cl) (9 ~ -6 a -8 -10 =)_ Cartesian. {= therapeutics

Safety profile supports outpatient administration with no AEs reported after Month 3 through final follow-up

	Descartes-08 (n=20)			Placebo (n=16)		
	Grade 1	Grade 2	Grade 3	Grade 1	Grade 2	Grade 3
Headache	7 (35%)	4 (20%)		2 (13%)	3 (19%)	
Chills	8 (40%)	4 (20%)				
Nausea	3 (15%)	6 (30%)		1 (6%)	2 (13%)	
Fever	7 (35%)	4 (20%)	1 (5%)			
Fatigue	4 (20%)	1 (5%)		1 (6%)		
Myalgia	4 (20%)	2 (10%)				
Infusion related reaction	1 (5%)	2 (10%)	1 (5%)	1 (6%)		
Muscle weakness	1 (5%)	1 (5%)		1 (6%)		
Arthralgia	1 (5%)	1 (5%)			1 (6%)	
Tachycardia	3 (15%)					
Upper respiratory infection		1 (5%)			1 (6%)	
Herpes simplex reactivation	1 (5%)		1 (5%)			
Dysgeusia	3 (15%)					
Diarrhea	1 (5%)				1 (6%)	
Sweating	1 (5%)			1 (6%)		
Limb edema	1 (5%)	1 (5%)				
Flushing	2 (10%)					
Dyspnea	1 (5%)	1 (5%)				
Insomnia	2 (10%)					
Vomiting	2 (10%)	1 (5%)				
Tremor	2 (10%)					

- **Most commonly observed AEs through Month 3 include: headache, chills, nausea and fever, all of which typically resolved within 24 hours of infusion**
- **No AEs reported after Month 3**
- **No hypogammaglobulinemia or increased infections reported**
- **No difference in vaccine titers between Descartes-08 and placebo**

Total AEs reported through Month 12 for Descartes-08-treated patients and through Month 3 for placebo-treated patients

Safety dataset comprises all subjects who received at least one dose of Descartes-08 (n=20) or placebo (n=16)

All Grade 1–2 adverse events deemed possibly, probably or definitely related to the study drug with a cumulative incidence ≥10% and all Grade 3 adverse events deemed possibly, probably or definitely related to the study drug are reported. There were no Grade 4 adverse events

13 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Phase 2a trial update: Descartes-08 retreatment continues to elicit deep and durable responses



Participant 1
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
0
5
10
15
20
25
Participant 2
Descartes-08 infusions
Descartes-08 retreatment
Scr
M4
M6
M9
M12
M15
M18
M21
M24
MGC score
0
5
10
15
20
25

- Three participants retreated to date, two of whom maintain minimum symptom expression 2 years after initial treatment
- Third participant's response deepened from a 4-point MG-ADL reduction at Month 2 to a 9-point improvement in MG-ADL at Month 12 following retreatment

Nature Medicine publication can be found here

14
PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY
Cartesian therapeutics

Current gMG market lacks disease modifying treatments creating the potential to access a $1B+ market opportunity for Descartes-08 in the US



Estimated US Patient Population:
106,000[1]
AChR+:
~85%[2]
RNAC US Potential Addressable Market:
~$1B+[3]

DESCARTES-08 OBSERVATIONS

Significant reduction in MG-ADL of 7.1 at Month 12[4] with a single course of therapy

57% of patients achieved minimal symptom expression at Month 6 and maintained it through Month 12[4]

Safety profile **supports biologic-like outpatient administration**

Significant unmet need remains given current treatment options, creating a potential $1B opportunity

1. Rodrigues et al. 2023
2. Lazaridis et al., 2020
3. Company internal projections, inclusive of opportunity to retreat patients
4. Metrics reflective of results from biologic naïve population

15 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Descartes-08 is optimally designed for autoimmune diseases

Key Characteristics for a Differentiated Therapy Designed for Patient Adoption in MG

Durability of Response
Descartes-08 delivers deep and durable responses through 12 months after a single course of therapy

Single Course of Therapy
Unlike current biologic therapies requiring chronic dosing and immunosuppression, Descartes-08 delivers deep and durable responses after a single course of therapy through a precision immune reset

Outpatient Administration
mRNA cell therapy enables reliable and safe outpatient dosing without lymphodepletion, avoiding the risks of CRS and ICANS

Redosing Optionality
The favorable safety profile of mRNA cell therapy enables repeat dosing if needed, providing flexibility

CRS, Cytokine release syndrome

ICANS, Immune effector cell-associated neurotoxicity syndrome

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

17 Descartes-08 Expansion into Myositis PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Expansion into myositis provides new opportunity in an area with significant unmet need and compelling market

80,000+

Patients in the U.S.[1]

Characterized by debilitating muscle weakness and skin rashes[2]

Limbs | Respiratory | Rashes | Swallowing

60%

of Patients Eligible for a 3L+ Treatment[3]

Residual Unmet Needs in Myositis[4-5]

- **Treatment options have limited efficacy** in broader organ involvement and refractory patients
- **Better tolerated therapies desired** given concern over infusion-related reactions
- Highly heterogenous disease leads to **suboptimal speed and accuracy of diagnosis**

***Refractory, moderate-to-severe** myositis patients likely to remain **underserved** despite new drug developments*

1. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020
2. HSS - Myositis
3. OCTAGAM efficacy data
4. Gupta et al. 2023;
5. Meyer et al. 2019;

18 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

Strong mechanistic alignment with existing clinical data in MG and SLE underscores a potential multi-billion-dollar opportunity in myositis for Descartes-08


Estimated US
Patient Population:
80,000[1]
3L+ Treatment
~60%[2]
RNAC US Potential
Addressable Market:
Multi-billion-dollar[3]
Descartes-08 opportunity represented by 60% of patients remaining underserved
Refractory Patients 60%
Treated Population 40%

1. Kronzer et al., 2021; Coffey et al., 2021; Marotta et al., 2020
2. OCTAGAM efficacy data
3. Internal company projections, inclusive of opportunity to retreat patients

19 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

20 Myositis seamless clinical trial design provides potential opportunity for single pivotal trial with data expected in 1H27 Screening Days -60 to -18 Leukapheresis & Cell Processing Days -59 to -17 ~3 Weeks Vein-to-Vein Time Descartes-08 Day 1, 8, 15, 22, 29, 36 Follow-Up Visits Weeks 8, 12, 16 Primary Endpoint Assessment Week 24 Placebo Day 1, 8, 15, 22, 29, 36 ~3 Weeks Vein-to-Vein Time 1:1 randomization Days -7 to -3 Evaluate the first 10 patients to determine the path to a pivotal trial INCLUSION CRITERIA • Adults with moderate to severe multi-refractory dermatomyositis and antisynthetase syndrome PRIMARY OBJECTIVE • Assess safety and efficacy of Descartes-08 compared to placebo added to standard of care in patients with myositis at Week 24 SAMPLE SIZE • 10 participants prior to interim analysis • Up to 50 participants total treated (25 each arm) ■■■■ triton TRIAL • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • • ■■■■ ■■■■

Phase 1/2 trial of Descartes-08 in children and young adults with autoimmune diseases initiated with data expected in 4Q26

DC-08's observed safety profile combined with significant unmet need in pediatric autoimmune disease supports clinical development plan

- No lymphodepleting chemotherapy
- No integrating vectors
- Fully outpatient treatment with 1hr post-infusion monitoring
- No observed CRS or ICANS

Anticipated Pediatric Basket Trial Timeline

- Rare Pediatric Disease Designation for DC-08 in juvenile dermatomyositis granted in September 2024
- Trial initiation announced on January 9, 2026
- Data expected in 4Q26

helios TRIAL

Juvenile Dermatomyositis → **Dose escalation (n=3)**
Week 1: DL 1
Week 2: DL 2
Week 3: DL 3
Weeks 4–6: DL 3 (if no DLTs) → **Expansion (n=10)**

Weeks 1–6: MTD once-weekly

DL, Dose level
DLT, Dose limiting toxicity
MTD, Maximum tolerated dose
ICANS, Immune effector cell-associated neurotoxicity syndrome
CRS, Cytokine release syndrome

21 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

22 Manufacturing PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

23 Wholly-owned, in-house, US-based manufacturing FUTURE GROWTH Clinical and commercial manufacturing scale capabilities support maturing pipeline and future growth QUICK TO ADAPT Continuous process optimization creates opportunity for progressive margin expansion WHOLLY-OWNED Ownership of quality control and production timelines COST EFFICIENT Supports commercial readiness for MG launch with potential for biologic-like margins Facility located in Frederick, MD Over 35,000 sq. ft. state- of-the-art cGMP facility PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY cGMP, current good manufacturing practice • • • . . • =) Cartesian. {= therapeutics

FINANCIAL POSITION:

Current Cash and Cash Equivalents Expected to Support Pipeline Through Key Milestones

$120.4M

In cash, cash equivalents and restricted cash

~75 FULL TIME EMPLOYEES

Based in Gaithersburg, MD and Frederick, MD

28.5M

Basic shares outstanding

38.0M

Fully diluted shares outstanding*

All metrics as of 3/31/26; excludes cash obtained or obtained through non-dilutive financing deal with K2 HealthVentures

*Includes Series A Non-Voting Convertible Preferred Stock and Series B Non-Voting Convertible Preferred Stock that remain subject to beneficial ownership limitations that are convertible into shares of common stock and includes outstanding options, RSUs and warrants.

24 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY25 Our team | Management Carsten Brunn, PhD PRESIDENT AND CEO Blaine Davis CHIEF FINANCIAL OFFICER Emily English, PhD CHIEF OPERATIONS OFFICER Matthew Bartholomae GENERAL COUNSEL, SECRETARY Peter Traber HEAD OF R&D

Key takeaways

Cartesian's lead asset, Descartes-08, **delivers deep and durable responses in MG through 12 months** following a single course of therapy—administered outpatient without lymphodepletion—positioning it to transform the current treatment landscape.

The Phase 3 AURORA trial positions Descartes-08 to capture a **$1B+ market opportunity in MG***, with **Phase 3 data expected in 1Q27 and BLA filing in mid-2027**

Phase 2 TRITON trial in myositis initiated, positioning Descartes-08 to address **a multi-billion dollar market opportunity** due to the significant unmet need, with **data expected in 1H27**

Data from the Phase 1/2 HELIOS trial in pediatric autoimmune diseases, including JDM, **expected in 4Q26**

US-based in-house manufacturing supports commercial readiness for MG launch with potential biologic-like margins and full supply chain control – ongoing process optimization creates opportunity for further margin expansion.

Cash runway into 2028

MG, myasthenia gravis
JDM, juvenile dermatomyositis

*Internal company projections

26 PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Cartesian therapeutics

27 Appendix PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY

Descartes-08 is designed for dual action, precisely targeting two key BCMA+ cell populations involved in a spectrum of autoimmune diseases

Descartes-08 is designed to target BCMA, a surface antigen expressed on ***plasma cells/plasmablasts*** and ***plasmacytoid dendritic cells***

PLASMA CELLS (PCs) AND PLASMABLASTS

- PCs, plasmablasts and proliferating B cells targeted by Descartes-08 represent a tiny fraction of B cells
- These cells are entirely responsible for secreting pathogenic autoantibodies
- During autoimmunity, autoantibodies attack host tissue and drive inflammation

PLASMACYTOID DENDRITIC CELLS (pDCs)

- pDCs, which Descartes-08 is designed to target, are a rare subset of antigen-presenting cells
- These cells secrete high levels of cytokines (i.e., type I interferons) that cause inflammation and tissue damage during many human autoimmune diseases
- pDCs are increased in patients with autoimmunity and interfere with optimal treatment

Several autoimmune disease segments involve pathogenic contributions from ***both PCs/plasmablasts*** and ***pDCs***, including rheumatology, nephrology, neurology, and others

Selectively deleting PCs/plasmablasts and pDCs, if successful, may create a differentiated cell therapy platform


Plasma cell
Autoantibodies
Attack of disease-specific host tissues


Ab-bound nuclear antigen
pDC activation
type I interferons
Cytokine driven Inflammation and tissue damage

28
PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY
Cartesian therapeutics

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY29 Meaningful reductions in MG-ADL at Month 3 were sustained through Month 12 with Descartes-08 in AChR+ gMG There was a significant and clinically meaningful reduction in mean [SD] MG-ADL score at Month 3 for the Descartes-08 AChR+ group versus placebo (-3.4 [2.8] vs -0.6 [2.9], p=0.0409), which was sustained through Month 121 Visit 8 11 8 11 8 10 8 11 0 8 0 8 0 7 0 7 Placebo Descartes-08 Clinically meaningful decrease D1 D29 D57 D85 D113 M6 M9 M12 2.5 0.0 -2.5 -5.0 Treatment Placebo Descartes-08 M G -A D L sc or e ' ~ . .1' ✓• ~ -------- ~----·--- ~ . -------- ... - ----- ------- --------------~ -- - -; ~ /·------. ' ' • • ___. ........ -.... ·- -----........., ' ' • -•-. . . -•-.

PIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY30 Descartes-08 focuses the T-cell repertoire and selectively alters the autoreactome, showing clear biological activity Descartes-08 focuses the T-cell repertoire in a manner that correlates with clinical effect p=0.048 (Wilcoxon signed rank test) TCR Diversity D57 vs D1 Data show Clinical Score and TCR Sequencing TCR Diversity (Downsampled Rearrangements) in Phase 2a samples analyzed at Adaptive Biotechnologies (R06 dataset). For certain subjects where TCR sequencing sample data was unavailable, D1 data was imputed from Screen, and D57 data was imputed from D85. Samples from one re-treated patient were analyzed as indicated. P-value is provided for Wilcoxon matched-pairs signed rank test on all primary-treatment data pairs from D1 vs D57. Descartes-08 selectively alters the self-reactive branch of the antibody repertoire (i.e., autoreactome1) 1Bodansky et al., Journal of Clinical Investigation 2024, doi: 10.1101/2023.12.19.23300188. Serum analysis of 2Myasthenia gravis patients receiving Rituximab targeting CD20+ B cells, 3lymphoma patients receiving conventional CD19 DNA CAR-T, or 4gMG patients following infusion with DC-08. Data compare D85 to D1 for MG open label cohort (N=13). Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 051015 0 20000 40000 60000 80000 100000 Clinical Score (MG-ADL) TC R di ve rs ity (C lo no ty pe s/ 10 0K ) D1 D57 Timepoint Retreatment Minimal change in autoreactivity Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.887 3CD-19 CAR-T (Lymp) Pe ar so n R- Va lu e 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 R = 0.850 4DC-08 BCMA CAR-T (MG) R = 0.493 2Rituximab/CD-20 (MG)T cell Repertoire vs. clinical score (MG-ADL) Large change in autoreactivity TCR, T-cell receptor • • 0 I

31 Baseline characteristics: Patients in open-label Phase 2 SLE trial Participant Sex Age SLE Duration (years) Baseline SLEDAI- 2K Prior Rx Ongoing Rx Patient A F 44 19 8 MMF MMF, HCQ Patient B F 42 23 12 - Prednisone 2.5mg, HCQ, MMF Patient C F 54 15 8 Prednisone 20mg, HCQ, Leflunomide, Benlysta Prednisone 2.5mg, MTX, Sulfasalazine Patient D F 26 13 13 - Prednisone 5mg, HCQ, MMF MMF: Mycophenolate mofetil, MTX: methotrexate HCQ: hydroxychloroquinePIONEERING mRNA CELL THERAPY FOR AUTOIMMUNITY